North Haven Private Assets Fund

Consolidated Portfolio of Investments

December 31, 2024 (unaudited)

	Investment Strategy	Geographic Region	Acquisition Date	Fair Value
Private Equity Investments (4.21%)
Secondary Investments (4.21%)
Bain Capital Asia Fund IV, L.P. (a)(b)	Buyout	North America	12/31/2024	$1,651,862
IK Small Cap II Fund No.1 SCSp (a)(b)	Buyout	Europe	12/31/2024	1,364,875
Inflexion Buyout Fund V (No. 1) L.P. (a)(b)	Buyout	Europe	12/31/2024	3,293,659
Total Secondary Investments (Cost $6,229,881)				$6,310,396
Total Private Equity Investments (Cost $6,229,881)				$6,310,396

Total Investments (Cost $6,229,881) (4.21%)				$6,310,396
Other Assets and (Liabilities), Net (95.79%)				143,696,602
Net Assets (100.00%)				$150,006,998

(a)	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2024 was $6,310,396, or 4.21% of net assets. As of December 31, 2024, the aggregate cost of each investment restricted to resale was $1,605,210, $1,369,753 and $3,254,918, respectively, totaling $6,229,881.

(b)	The fair value of the investment was determined using significant unobservable inputs.

1. Organization

North Haven Private Assets Fund (the “Fund”) is a Delaware statutory trust formed on June 28, 2024 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 2024. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund.

2. Fair Valuation Measurements

The Fund values its investments monthly at fair value in accordance with ASC Topic 820-10, Fair Value Measurements (“ASC 820-10”), which defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a formal valuation policy (the “Valuation Policy”), which has been approved by the Board. Pursuant to Rule 2a-5 of the 1940 Act, the Board designated the Adviser as its Valuation Designee (the “Valuation Designee”) to perform fair value determinations.

The Fund’s exposure to private assets will be focused primarily on private equity and, to a lesser extent, private credit and other private strategies. The Adviser intends to utilize a variety of investment techniques to obtain exposure to private assets, including (i) investments in private funds (“Partnership Interests”) managed by third-party managers (“Financial Sponsors”) via secondary purchases executed by the Adviser (“Secondary Partnership Interests”) or, to a lesser extent, on a primary basis through commitments to recently established funds (“Primary Partnership Interests”) and (ii) investments in operating companies or assets, typically alongside lead Financial Sponsors (“Asset-Specific Transactions”), often (but not exclusively) via co-investment situations (“Co-Investments”) or GP-led secondary or continuation fund opportunities.

All investments are recorded at “fair value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. Investments in Partnership Interests normally do not have readily available market prices.

The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Partnership Interests. The fair values of the Partnership Interests, determined by the Adviser in accordance with the Valuation Policy, are estimates. These estimates are net of the Partnership Interests’ management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Partnership Interests. Ordinarily, the fair value of a Partnership Interest is based on the NAV of that Partnership Interest reported by its investment manager (the “Portfolio Fund Manager”). If the Adviser determines that the most recent NAV reported by the Portfolio Fund Manager does not represent its fair value or if the Portfolio Fund Manager fails to report a NAV to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Adviser values a Partnership Interest, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain investments in Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

•	Market comparable statistics and public trading multiples discounted for illiquidity and/or other factors for investments with similar characteristics.
•	Discounted cash flow analysis, including a terminal value or exit multiple.
•	The entry valuation if the transaction was deemed a fair market transaction.
•	Valuations implied by third-party investments in similar assets or issuers.

Fair Valuation Measurements

ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability, developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability, developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – Unadjusted quoted prices in active markets for identical investments.

• Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 – Significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Investments in Partnership Interests are recorded at fair value, using the Partnership Interests’ net asset value as a “practical expedient,” in accordance with ASC 820-10 and are excluded from leveling classification noted above.

Investments in Partnership Interests generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Partnership Interests that the Fund may make investments in include Primary Partnership Interests and Secondary Partnership Interests.

The fair value relating to certain underlying investments of these Partnership Interests, for which there is no public market, has been estimated by the respective Portfolio Fund Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

Partnership Interests measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Partnership Interests at their respective NAVs typically at each quarter.

The Fund held Partnership Interests with a fair value of $6,310,396 that, in accordance with ASC 820-10, are excluded from the fair value hierarchy as of December 31, 2024, as investments in Partnership Interests valued at net asset value, as a “practical expedient,” are not required to be included in the fair value hierarchy.